U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 26, 2010

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Commission File No. 333-137170

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Bonanza Goldfields Corp.

(Name of small business issuer as specified in its charter)

Nevada	26-2723015
State of Incorporation	IRS Employer Identification No.

736 East Braeburn Drive, Phoenix, AZ  85022

(Address of principal executive offices)

 (602) 488-4958

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant

On March 26, 2010, Rose Marie Soullier transferred, without consideration, 23,450,000 shares of Bonanza Goldfields Corp.(the “Company”) to Chris Tomkinson, the Chief Executive Officer and Principle Financial Officer of the Company.

On March 26, 2010, Romy Anne Ralph, transferred, without consideration, 11,535,300 shares of the Company to Chris Tomkinson, the Chief Executive Officer and Principle Financial Officer of the Company.

As of March 29, 2010, the number of shares of common stock of the Company that were issued and outstanding equaled 69,742,338 of which, following the transfer, Chris Tomkinson held an aggregate of 50.2% of the issued and outstanding shares of common stock of the Company.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Bonanza Goldfields Corp.

Date: April 23, 2010	By: /s/ Chris Tomkinson
Chris Tomkinson
Director, Chief Executive Officer (Principle Executive Officer, Principle Financial Officer)